ETF2 P4 03/23

SUPPLEMENT DATED MARCH 6, 2023

TO THE CURRENTLY EFFECTIVE

PROSPECTUS DATED AUGUST 1, 2022

OF

FRANKLIN U.S. CORE BOND ETF

FRANKLIN INVESTMENT GRADE CORPORATE ETF

(each a series of Franklin Templeton ETF Trust)

Effective March 31, 2023, the Prospectus is amended with respect to the Franklin U.S. Core Bond ETF and Franklin Investment Grade Corporate ETF (each, a “Fund” and together, the “Funds”) as follows:

I. For Franklin U.S. Core Bond ETF, the following is added below the “Fund Summary—Investment Manager” section of the Fund’s Summary Prospectus on page 128 of the Prospectus:

Sub-Advisor

Franklin Templeton Institutional, LLC (FT Institutional). For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

II. For each Fund, the following is added to the “Fund Summary—Portfolio Managers” section of the Fund’s Summary Prospectus:

Josh Lohmeier, CFA

Portfolio Manager of FT Institutional and Portfolio Manager of the Fund since March 2023.

III. For each Fund, the following biographical information is hereby added to the “Fund Details—Management” section of the Fund’s Prospectus:

Josh Lohmeier, CFA Portfolio Manager of FT Institutional

Mr. Lohmeier has been portfolio manager of the Fund since March 2023. He joined Franklin Templeton in 2021. Prior to joining Franklin Templeton, Mr. Lohmeier was head of investment grade credit and investment offices at Aviva Investors.

IV. For the Franklin Investment Grade Corporate ETF, the third paragraph from the bottom on page 271 in the “Fund Details-Management” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

Messrs. Kremer, Lohmeier, Lyons, Runkel and Thoutireddy are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

V. For Franklin U.S. Core Bond ETF, the following is added after the first paragraph in the “Fund Details—Management” section of the Fund’s Prospectus on page 414:

Under an agreement with Advisers, Franklin Templeton Institutional, LLC (FT Institutional), 280 Park Avenue, New York, New York 10017, is the Fund’s sub-advisor. FT Institutional provides Advisers with investment management advice (which may include research and analysis services). For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

Please keep this supplement with your Prospectus for future reference.

ETF2 SA4 03/23

SUPPLEMENT DATED MARCH 6, 2023

TO THE CURRENTLY EFFECTIVE

STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2022

OF

FRANKLIN U.S. CORE BOND ETF

FRANKLIN INVESTMENT GRADE CORPORATE ETF

(each a series of Franklin Templeton ETF Trust)

Effective March 31, 2023, the Statement of Additional Information (“SAI”) is amended with respect to the Franklin U.S. Core Bond ETF and Franklin Investment Grade Corporate ETF (each, a “Fund” and together, the “Funds”) as follows:

I. Mr. Lohmeier is hereby added as a portfolio manager of each Fund.

II. The following replaces the second to last paragraph under the “Management and Other Services—Investment manager and services provided” section on page 83 of the SAI:

With respect to Franklin Investment Grade Corporate ETF, Franklin U.S. Treasury Bond ETF, and Franklin U.S. Core Bond ETF, the Fund’s sub-advisor is Franklin Templeton Institutional, LLC (FT Institutional). The sub-advisor has an agreement with Advisers and provides Advisers with investment management advice, research and assistance. The sub-advisor's activities are subject to the board's review and control, as well as Advisers’ instruction and supervision.

III. The last four paragraphs in the “Management and Other Services—Management fees” section of the SAI on page 86 are hereby deleted and replaced with the following:

Advisers pays FT Institutional for its services to the Franklin U.S. Core Bond ETF, Franklin Investment Grade Corporate ETF and Franklin U.S. Treasury Bond ETF.

FTIML pays Advisers for its services to Franklin International Aggregate Bond ETF.

With respect to Franklin U.S. Treasury Bond ETF, Advisers pays FT Institutional a monthly fee equal to 50% of the net investment advisory fee payable by the Fund to Advisers (the “Net Investment Advisory Fee”), calculated daily. The Net Investment Advisory Fee is equal (i) 96% of an amount equal to the total investment management fees payable to Advisers, minus any Fund fees and/or expenses waived or reimbursed by Advisers, minus (ii) any fees payable by Advisers to Franklin Templeton Services, LLC for fund administrative services.

IV. With respect to each Fund, the following is added to the “Management and Other Services—Portfolio managers” section of the SAI:

Name	Number of Other Registered Investment Companies Managed1	Assets of Other Registered Investment Companies Managed (x $1 million)1	Number of Other Pooled Investment Vehicles Managed2	Assets of Other Pooled Investment Vehicles Managed (x $1 million)2	Number of Other Accounts Managed2	Assets of Other Accounts Managed (x $1 million)2
Joshua Lohmeier*	NA	NA	2	147.6	13	6,036.1

* Information with respect to Mr. Lohmeier is provided as of January 31, 2023.

1. These figures represent registered investment companies other than the Fund included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

V. With respect to each Fund, the following is added to the “Management and Other Services—Portfolio managers— Ownership of Fund shares” section of the SAI:

As of March 1, 2023, Mr. Lohmeier did not own shares of the Fund.

Please keep this supplement with your SAI for future reference.